SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               EB2B COMMERCE, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)  Title of each class of securities to which transaction applies:
    2)  Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4)  Proposed maximum aggregate value of transaction:
    5)  Total fee paid:
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

    1)  Amount Previously Paid:
    2)  Form, Schedule or Registration Statement No.:
    3)  Filing Party:
    4)  Date Filed:


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                               EB2B COMMERCE, INC.
                                757 Third Avenue
                            New York, New York 10017


                                   SUPPLEMENT
                                       TO
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 17, 2001

TO THE STOCKHOLDERS OF
EB2B COMMERCE, INC.

          Proposal 2 of the Proxy Statement dated September 13, 2001, relating to the approval of the terms and provisions of our private financing of securities completed in May 2001, is amended to disclose the following information:

          As more fully described in the Proxy Statement, on May 2, 2001, we completed a private placement of convertible notes and warrants (the "Financing"). The gross proceeds of the Financing were $7,500,000. The convertible notes are now being automatically converted into Series C preferred stock pursuant to their terms. In the event that we fail to receive shareholder approval of the Financing by October 31, 2001, we are required to repay the $7,500,000 (plus 15%). Currently, such repayment may be made in cash or stock, at our option. Proposal 2 of the Proxy Statement relates to approval of the terms and provisions of the Financing.

          Subsequent to the mailing of the Proxy Statement, we were advised by Nasdaq that the existence of the option on our part to repay the securityholders from the Financing in stock, in the event that Proposal 2 is not approved, violates Nasdaq's 20% issuance limitation as set forth in Nasdaq Rule 4350(i)(D) (the "Rule). Nasdaq has indicated to us that, generally, any agreement in which we could issue an amount of securities in excess of 20% of outstanding shares, whether or not the issuance occurs while our securities are traded on Nasdaq, is in violation of the Rule.

          In order to place us back into compliance with Nasdaq requirements, we have advised Nasdaq that the relevant provisions in convertible notes and the Series C preferred stock designation are deemed to be amended so that we are prohibited from issuing common stock equal to or greater than 20% or more of our common stock or 20% or more of the voting power outstanding before the issuance, in conformance with the Rule, in the event that requisite shareholder approval is not obtained for the Financing. As a result, should the terms of the Financing (Proposal 2) not be approved, based on recent market prices of our common stock, we would be required to repay the securityholders of the Financing primarily in cash. We do not currently have sufficient cash for this purpose and cannot assure you that any sources of funding for this potential obligation will become available.


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          A PROXY CARD HAS BEEN ENCLOSED ALONG WITH THIS PROXY SUPPLEMENT.
SHAREHOLDERS WHO HAVE NOT YET VOTED ARE ENCOURAGED TO VOTE USING THE
NEW PROXY CARD. SHAREHOLDERS THAT HAVE ALREADY VOTED, MAY CHANGE THEIR VOTES BY RETURNING THE NEW PROXY CARD, GIVING US NOTICE OF SUCH REVOCATION OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. IF YOU DO NOT WISH TO REVOKE YOUR PRIOR PROXY OR CHANGE YOUR VOTE, YOU DO NOT NEED TO RETURN THE ENCLOSED PROXY CARD.

                                   By Order of the Board of Directors,

                                   Peter J. Fiorillo

Dated: October 4, 2001
                               eB2B COMMERCE, INC.

         The undersigned hereby appoints Peter J. Fiorillo and Richard S. Cohan, or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the stock of the undersigned in eB2B COMMERCE, INC., a New Jersey corporation (the "Company"), at the Company's Annual Meeting of Stockholders scheduled to be held on October 17, 2001 and any adjournments or postponements thereof.


         The Board of Directors recommends a vote FOR the following proposals.

1.       a.       To be completed by ALL securityholders:

         Election of the following nominees as directors, as set forth in the Company's proxy statement:

         Peter J. Fiorillo                           Harold S. Blue
         Michael S. Falk                             Bruce J. Haber
         Stephen J. Warner                           Mark Reichenbaum

           [ ] FOR the listed nominees
           [ ] WITHHOLD authority to vote for all nominees
           [ ] Withhold authority to vote for the following individual nominees:
               -----------------------------------------------------------------
                                  [Print Name]

         b.       To be completed ONLY by Series B preferred stockholders:

         Election of the following nominee as director, as set forth in the Company's proxy statement:

         Timothy P. Flynn

           [ ] FOR the listed nominee
           [ ] WITHHOLD authority to vote for nominee

2. To approve the terms and provisions of the Company's private placement financing of securities completed in May 2001:

                [ ]  FOR          [ ]  AGAINST           [ ]  ABSTAIN

3. To consider and act upon a proposal to grant our board of directors authority to amend our certificate of incorporation to effect a reverse stock split of our common stock, in the proportions determined by the board of directors in the following ratios:

         You may vote for, against or abstain from voting or any one or more of the following. The Board will select one and only one of the approved ratios:

              a.   to authorize a one-for-five (1:5) reverse stock split:

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                   [ ]  FOR          [ ]  AGAINST           [ ]  ABSTAIN

              b.   to authorize a one-for-seven (1:7) reverse stock split:

                   [ ]  FOR          [ ]  AGAINST           [ ]  ABSTAIN

              c.   to authorize a one-for-ten (1:10) reverse stock split:

                   [ ]  FOR          [ ]  AGAINST           [ ]  ABSTAIN

              d.   to authorize a one-for-twelve (1:12) reverse stock split:

                   [ ]  FOR          [ ]  AGAINST           [ ]  ABSTAIN

              e.   to authorize a one-for-fifteen (1:15) reverse stock split:

                   [ ]  FOR          [ ]  AGAINST           [ ]  ABSTAIN

                       (continued and to be signed on reverse side)

                          [Reverse side of proxy card]

4. To ratify the selection of Deloitte & Touche, LLP as independent auditors of the Company for the 2001 fiscal year:

                   [ ]  FOR          [ ]  AGAINST           [ ]  ABSTAIN

5. Upon such other business as may properly come before the meeting or any adjournment thereof.






THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3 AND PROPOSAL NO. 4, AS SET FORTH ABOVE. RECEIPT OF THE COMPANY'S PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE


                  [L.S.]                    [L.S.]  Dated:                , 2001
------------------       ------------------               ----------------


(Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)